UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 1, 2016

W.W. Grainger, Inc.
(Exact name of Registrant as Specified in its Charter)

Illinois	1-5684	36-1150280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Grainger Parkway, Lake Forest, Illinois	60045-5201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 535-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 1, 2016, William Lomax, Vice President and Controller of W.W. Grainger, Inc. (the “Company”) and the Company’s principal accounting officer, resigned from his current position at the Company. Mr. Lomax intends to return to his native Toronto, Ontario for personal reasons. Mr. Lomax will remain employed by the Company in a non-executive officer capacity through December 31, 2016 to assist the Company with the transition of his responsibilities.

Effective October 1, 2016, Eric R. Tapia became the Company’s new Vice President and Controller and principal accounting officer. Previously, Mr. Tapia, age 39, had served as Vice President, Internal Audit of the Company since July 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 1, 2016

W.W. GRAINGER, INC.

By:	/s/ Hugo Dubovoy, Jr.
Hugo Dubovoy, Jr. Vice President, Corporate Secretary